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                                                                   EXHIBIT 24.1

                      NAVISTAR INTERNATIONAL CORPORATION

                               POWER OF ATTORNEY

                      REGISTRATION STATEMENT ON FORM S-4

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Navistar International Corporation ( the "Company "), hereby appoint John R. Horne, Robert C. Lannert, Robert A. Boardman and J. Steven Keate, and each of them, as attorneys-in-fact for the undersigned and for each of them (with full power of substitution and resubstitution), for and in the name, place and stead of each of undersigned officers and directors of the Company, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement on Form S-4 (the "Registration Statement"), for the purpose of registering the Company's offer to exchange its Series B 7% Senior Notes due 2003 for all its outstanding 7% Senior Notes due 2003 and its Series B 8% Senior Subordinated Notes due 2008 for all of its outstanding 8% Senior Subordinated Notes due 2008, and any and all amendments, supplements and exhibits to any such Registration Statement, including post-effective amendments, and any and all documents required to be filed with any state securities regulating board or commission pertaining to such Registration Statement or securities covered thereby, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in order to effectuate the same as fully and to all intents and purposes as each of the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

              SIGNATURE                        TITLE                 DATE

        /s/ John R. Horne              Chairman, President and Chief
                                       Executive Officer and Director
                                       (Principal Executive Officer)
                                                                 February 27,
-------------------------------------                                1998
            JOHN R. HORNE

                                       Executive Vice President and
                                       Chief Financial Officer and
                                       Director (Principal Financial
                                       Officer)
                                                                 February  ,
-------------------------------------                                1998
-------------------------------------
          ROBERT C. LANNERT

       /s/ J. Steven Keate             Vice President and Controller
                                       (Principal Accounting Officer)
                                                                 February 27,
-------------------------------------                                1988
           J. STEVEN KEATE

                                       Director                  February  ,
-------------------------------------                                1998
         WILLIAM F. ANDREWS

                                       Director                  February  ,
-------------------------------------                                1998
          ANDREW F. BRIMMER

      /s/ John D. Correnti             Director                  February 25,
-------------------------------------                                1998
          JOHN D. CORRENTI

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              SIGNATURE                         TITLE                DATE
      /s/ William C. Craig              Director                 February 25,
-------------------------------------                                1998
          WILLIAM C. CRAIG

      /s/ Jerry E. Dempsey              Director                 February 25,
-------------------------------------                                1998
          JERRY E. DEMPSEY

                                        Director                 February  ,
-------------------------------------                                1998
           JOHN F. FIEDLER

                                        Director                 February  ,
-------------------------------------                                1998
        JOHN T. GRIGSBY, JR.

         /s/ Mary Garst                 Director                 February 24,
-------------------------------------                                1998
             MARY GARST

      /s/ Michael N. Hammes             Director                 February 24,
-------------------------------------                                1998
          MICHAEL N. HAMMES

       /s/ Allen J. Krowe               Director                 February 25,
-------------------------------------                                1998
           ALLEN J. KROWE

                                        Director                 February  ,
-------------------------------------                                1998
         WALTER J. LASKOWSKI

                                        Director                 February  ,
-------------------------------------                                1998
         WILLIAM F. PATIENT